UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 17, 2019

OncoCyte Corporation

(Exact name of registrant as specified in its charter)

California	1-37648	27-1041563
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1010 Atlantic Avenue

Suite 102

Alameda, California 94501

(Address of principal executive offices)

(510) 775-0515

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	OCX	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may,” “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in OncoCyte Corporation’s most recent Form 10-K filed with the Securities and Exchange Commission (“SEC”) under the heading “Risk Factors” and other filings that OncoCyte may make with the SEC. Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change. Except as required by law, OncoCyte disclaims any intent or obligation to update these forward-looking statements.

References to “OncoCyte,” “we” or “us” are references to OncoCyte Corporation

Section 5 - Corporate Governance and Management

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As reported in Item 5.07, at our annual meeting of shareholders held on July 17, 2019, our shareholders approved an amendment (the “Incentive Plan Amendment”) to our 2018 Equity Incentive Plan (the “Incentive Plan”) that makes an additional 6,000,000 shares of our common stock available for the grant of equity awards under the Incentive Plan. A summary of the Incentive Plan and the Incentive Plan Amendment is included in our definitive Proxy Statement for the annual meeting filed with the Securities and Exchange Commission (the “Commission”) on June 18, 2019 and is incorporated by reference. That summary is qualified in all respects by the full text of the Incentive Plan, filed as Exhibit 99.1 to our Current Report on Form 8-K filed with the Commission on August 29, 2018, and by the Incentive Plan Amendment, a copy of which is filed as Exhibit 99.1 to this Report.

Item 5.07 - Submission of Matters to a Vote of Security Holders.

Our 2019 annual meeting of shareholders was held on July 17, 2019. At the meeting our shareholders elected seven directors to serve until the next annual meeting and until their successors are duly elected and qualified. Our shareholders also ratified the Board of Directors’ selection of OUM & Co. LLP as our independent registered public accountants to audit our financial statements for the current fiscal year, approved the Incentive Plan Amendment described in Item 5.02 above, and approved an amendment of our Bylaws to increase the number of authorized directors to a minimum of six and a maximum of ten (the “Bylaws Amendment”).

There were 51,972,830 shares of OncoCyte common stock outstanding and eligible to vote at the annual meeting as of the close of business on May 30, 2019, the record date for determining shareholders entitled to vote at the meeting. There were 40,900,516 shares, or 78.7% of the voting power, represented at the meeting, either in person or by proxy. The following tables show the votes cast by our shareholders and any abstentions with respect to the matters presented to shareholders for a vote at the meeting. Information is also provided as to broker non-votes. A “broker non-vote” occurs when a shareholder whose shares are held in “street name” in a brokerage account or similar account does not instruct the shareholder’s broker or other nominee in whose name the shares are registered how to vote on a matter as to which brokers and nominees are not permitted to vote without instructions from their client.

2

Election of Directors

Each of the following directors was elected by the following vote:

Nominee	Votes For	Votes Withheld
Ronald Andrews	30,450,858	46,307
Andrew Arno	29,230,814	1,266,351
Melinda Griffith	30,449,519	47,646
Alfred D. Kingsley	30,448,124	49,041
Andrew J. Last	29,233,000	1,264,165
Aditya P. Mohanty	30,447,226	49,939
Cavan Redmond	29,232,925	1,264,240

In addition, there were 10,403,351 broker non-votes with respect to the election of directors.

Ratification of Appointment of Independent Registered Public Accountants

The appointment of OUM & Co. LLP as our independent registered public accountants for the fiscal year ending December 31, 2019 was ratified by the following vote:

Shares Voted
For	40,704,144
Against	152,511
Abstain	43,861

There were no broker non-votes on this matter.

Bylaws Amendment

The Bylaws Amendment to change the authorized number of directors from a minimum of four and maximum of seven to a minimum of six and maximum of ten was approved by the following vote:

Shares Voted
For	30,385,285
Against	91,591
Abstain	20,289

There were 10,403,351 broker non-votes on this matter.

Amendment of Equity Incentive Plan

The Incentive Plan Amendment, making an additional 6,000,000 shares of common stock available under the Incentive Plan for the grant of stock options or the sale of restricted stock or for the settlement of hypothetical units issued with reference to common stock, was approved by the following vote:

Shares Voted
For	28,747,335
Against	1,651,032
Abstain	98,798

There were 10,403,351 broker non-votes on this matter.

Item 9.01 - Financial Statements and Exhibits

Exhibit Number	Description
3.1	Bylaws, as amended
99.1	Amendment of 2018 Equity Incentive Plan

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOCYTE CORPORATION

Date: July 23, 2019	By:	/s/ Mitchell Levine
Mitchell Levine
Chief Financial Officer

4